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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 15 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)           March 13, 2000
                                                     -----------------------



                               CROWN VANTAGE INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


         Virginia                        1-13868       54-1752384
-----------------------------------  -----------   ------------------
     (State or other jurisdiction    (Commission   (IRS Employer
           of incorporation)         File Number)  Identification No.)


    4445 Lake Forest Drive, Suite 700, Cincinnati, OH            45242
-------------------------------------------------------      -------------
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        (513) 769-7555
                                                     ------------------------



          300 Lakeside Drive, Oakland CA          94612-3592
        ---------------------------------       --------------
         (Former name or former address, if changed since last report)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CROWN VANTAGE INC.



March 17, 2000                   /s/ Michael J. Hunter
                                 ----------------------
                                     Michael J. Hunter
                                 Senior Vice President, Chief Accounting Officer
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Item 5.  Other Events.

     See exhibit 99.1 and 99.2 for copies of news releases.


Item 7.  Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.                               Description
---------------------  --------------------------------------------------------

          99.1 Agreement announced March 13, 2000 regarding forbearance agreement with existing bank lenders until March 20, 2000.

          99.2 News Release dated March 15, 2000: Crown Vantage Files for Chapter 11 Reorganization, Receives $100 Million Debtor-in-Possession Financing.